SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2002


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Arizona                      1-8962                  86-0512431
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona         85072-3999
        (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Registrant hereby files the following response to a data request from the Federal Energy Regulatory Commission ("FERC") which was filed with FERC on June 5, 2002.

     (c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

        99.1 Response of Pinnacle West Capital Corporation ("Pinnacle West"), Arizona Public Service Company ("APS"), Pinnacle West Energy Corporation ("Pinnacle West Energy") and APS Energy Services Company, Inc. ("APSES") (excluding exhibits) to FERC's May 22, 2002 data request addressed to those sellers of natural gas in the United States portion of the Western Systems Coordinating Council and/or Texas during the period 2000-2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PINNACLE WEST CAPITAL CORPORATION
                                   (Registrant)



Dated: June 6, 2002                By: Michael V. Palmeri
                                       -----------------------------------------
                                       Michael V. Palmeri
                                       Vice President, Finance